UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  July 5, 2006

PROSPERO MINERALS CORP.
(Exact name of registrant as specified in its chapter)

Nevada	000-50429	33-1059313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
575 Madison Avenue, 10th Floor, New York, New York		10022-2511
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 937-8442

Corumel Minerals Corp.
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 20, 2006, each of Chris Roth, Didier Llinas, Dr, Zoran Djuric, Dr. Stephen Rietiker, Edward Jack Martin, and Dr. Darvie Feninson consented to and was elected as a director of Prospero Minerals Corp. by a majority vote of the shareholders.

However, on June 20, 2006, Didier Llinas and Dr. Zoran Djuric resigned from the board of directors effective the same day. Mr. Llinas resigned for personal reason and Dr. Djuric resigned for health reasons.

Prospero’s current board of directors is as follow:

Chris Roth ● Mr. Roth (52) has been a director and the CEO and president of Prospero since April 1, 2005 and the CFO of Prospero since July 4, 2005. Since May 2006, Mr. Roth has been the managing director and the CEO of Prospero Centrafrique SURL, a mineral exploration company operating in the Republic of Central Africa. From 2002 to 2004, Mr. Roth was the director of GLOBALOFFICE24 AG. Mr. Roth supervised and was responsible for the 140 employees of GLOBALOFFICE24 AG. GLOBALOFFICE24 AG was a Human Resources development company that provided Consulting and IT services to its clients and operated offices in several countries, including Switzerland, Germany, Bosnia and Poland. Also, since 1991, Mr. Roth has been a management consultant and a leadership-and-management-coach to several Fortune 500 customers, such as General Motors, Dow Chemical, R.J. Reynolds, UBS, Citibank, Haniel Group, and Zürich Versicherung.

Dr. Stephen Rietiker● Dr. Rietiker (49) has been elected as a director of Prospero since June 20, 2006. Since 2004, Dr. Rietiker has been the Executive Director of IMI Intelligent Medical Implants AG, a Swiss company that is developing a wireless retinal implant to allow blind persons to regain part of their vision. From 2003 to 2004, Dr. Rietiker was the CEO and a member of the board of directors of Pendragon Medical Ltd. a Swiss based start-up company that developed a unique device for non-invasive, continuous measurements of blood glucose. From 2001 to 2003, Dr. Rietiker was the president and CEO of Ceterpulse AG (Sulzer Medica AG) with an overall responsibility for the management of the subsidiaries and approximately 4,200 employees. From 1999 to 2001, Dr. Rietiker was the vice-president and general manger in Europe for Covance Central Laboratory Services S.A. with main tasks and responsibilities consisting of management of 450 employees in account management, laboratory operations, customer support services, intellectual technology, sales, finance, production, quality affairs, and legal.

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Edward Jack Martin ● Mr. Martin (57) has been elected as a director of Prospero since June 20, 2006. Since 2001, Mr. Martin has been the CEO of Mangez, Inc. in Dallas Texas, a food services company that Mr. Martin founded.

Dr. Darvie Feninson ● Dr. Feninson (46) has been elected as a director of Prospero since June 20, 2006. Since 1986, Dr. Feninson has been the pastor at East Somerset Baptist Church in Somerset, Kentucky. Dr. Feninson has worked as an advisor and negotiator for several international companies.

There is no family relationship among the directors or officers.

During the last two years, there has been no transaction or proposed transaction that Prospero Minerals Corp. was or is a party to in which any of the new directors had or is to have a direct or indirect material interest.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 20, 2006, the Prospero changed its name from “Corumel Minerals Corp.” to “Prospero Minerals Corp.” by a majority vote of the shareholders. As a result off the name change, Prospero changed its trading symbol to “PSPO” effective on the opening of market on June 20, 2006.

Also, on June 20, 2006, by a majority vote of the shareholders, Prospero increased its authorized capital from 100,000,000 shares to 300,000,000 shares of which 290,000,000 shares are common stock with a par value of $0.001 per share and 10,000,000 shares are preferred stock with a par value of $0.001 per share.

Also, effective May 23, 2006, Prospero changed the name of its subsidiary from “Lobaye Gold SARL” to “Prospero Centrafrique SURL”. The purpose of this name change was to harmonize the identity of the subsidiary with Prospero Minerals Corp.

Please see Exhibit 3.2 - Articles of Amendment for more details.

Item 8.01. Other Events.

On June 20, 2006, Prospero Minerals Corp. announced its name change and increase in authorized capital. A press release regarding the name change and increase in authorized capital was issued on June 20, 2006. A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

On June 21, 2006, Prospero Minerals Corp. announced the election and resignation of the directors. A press release regarding the election and the resignations was issued on June 21, 2006. A copy of this press release is attached as Exhibit 99.2 and hereby incorporated by reference.

On June 22, 2006, Prospero Minerals Corp. announced the name change of its subsidiary. A press release regarding the name change was issued on June 22, 2006. A copy of this press release is attached as Exhibit 99.3 and hereby incorporated by reference.

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Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description
3.2	Articles of Amendment dated June 20, 2006	Included
99.1	Press release dated June 20, 2006 announcing the name change and the increase in authorized capital.	Included
99.2	Press release dated June 21, 2006 announcing the election and resignation of directors.	Included
99.3	Press release dated June 22, 2006 announcing the name change of the subsidiary.	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Prospero Minerals Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

PROSPERO MINERALS CORP.

By:/s/ Chris Roth
Dated: July 5, 2006                    Chris Roth - CEO & President

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Exhibit 3.2

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Exhibit 99.1

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News Release

Contacts:
Investors: Mike McIntyre, Consolidated Concepts Inc., +1-718-701-4314
Media:  Ronald Trahan, Ronald Trahan Associates Inc., +1-508-359-4005, x108

Corumel Minerals Corp. changes its name to “Prospero Minerals Corp.”, and increases its authorized shares

NEW YORK, June 20, 2006—Corumel Minerals Corp. (OTC BB: CORU) announced today that, effective with the opening of business today, it has changed its name to “Prospero Minerals Corp.” (OTC BB: PSPO), and has increased the number of authorized shares to 300 million shares.

The word “prospero” comes from the Latin word prospeare, meaning "to cause to succeed, to make happy or fortunate."

“The directors determined that Corumel should reconsider its name, in order to underscore new management's desire to evolve the business of Corumel to become more international in scope and to diversify its assets and operations,” said Prospero's president and CEO, Chris Roth. “Our directors believe that the new name, Prospero, more accurately underscores the passion of new management’s business philosophy,” added Roth.

Prospero's directors approved an increase of authorized shares from 100 million to 300 million, of which 290 million will be common stock with a par value of $0.001 per share, and 10 million shares will be preferred stock with a par value of $0.001 per share. Currently, there are 89,468,911 common shares issued and outstanding.

Prospero Minerals Corp. (www.prospero-minerals.com) is focused on cost-effective exploration and development of mineral deposits—primarily gold and diamonds—in the Central African Republic.

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995 Certain statements contained herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Information contained herein contains “forward-looking statements” that can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “should,” “up to,” “approximately,” “likely,” or “anticipates” or the negative thereof or given that the future results covered by such forward-looking statements will be achieved. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Prospero Minerals Corp. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Please refer to Prospero’s filings with the Securities and Exchange Commission for a summary of important factors that could affect Prospero’s forward-looking statements. Prospero undertakes no obligation to revise these statements following the date of this press release.

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Exhibit 99.2

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News Release

Contacts:
Investors: Mike McIntyre, Consolidated Concepts Inc., +1-718-701-4314
Media:  Ronald Trahan, Ronald Trahan Associates Inc., +1-508-359-4005, x108

Prospero Minerals Corp. announces changes to its board of directors

NEW YORK, June 21, 2006—Prospero Minerals Corp. (OTC BB: PSPO) announced today that, effective June 20, 2006, Mr. Didier Llinas has resigned from Prospero’s board of directors; and, also effective June 20, 2006, Dr. Zoran Djuric has also resigned as a director of Prospero for health reasons. Prospero's current directors are:

Chris Roth (52) has been a director, CEO and president of Prospero (formerly Corumel) since April 1, 2005, and CFO of Prospero since July 4, 2005. Previously, Mr. Roth was a leadership and management consultant to several Fortune 500 companies, including General Motors, EDS, Dow Chemical, UBS, Procter & Gamble, Nestle, Hamiel, Zurich Financial Services and Citibank.

Stephen Rietiker, M.D., (49), was just recently elected to Prospero’s board of directors. Dr. Rietiker has held positions with Roche, Boehringer Mannheim, Schering Plough and Covance. In 2001, Dr. Rietiker was appointed President and CEO of Sulzer Medica AG (later Centerpulse AG). Since 2003, Dr. Rietiker has been actively involved as executive director and investor in various start-ups. Dr. Rietiker is a senior advisor for Brown Brothers Harriman’s M&A team.

Edward Jack Martin (57) was just recently elected to Prospero’s board of directors. Mr. Martin is the CEO of Mangez, Inc., in Dallas, Texas—a food services company that Mr. Martin founded in 2001.

Darvie Feninson, Ph.D., (46) was just recently elected to Prospero’s board of directors. Dr. Feninson has been pastor at East Somerset Baptist Church in Somerset, Kentucky, since 1986. Dr. Feninson has worked as an advisor and negotiator for several international companies.

Prospero Minerals Corp. (www.prospero-minerals.com) is focused on cost-effective exploration and development of mineral deposits—primarily gold and diamonds—in the Central African Republic.

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995 Certain statements contained herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Information contained herein contains “forward-looking statements” that can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “should,” “up to,” “approximately,” “likely,” or “anticipates” or the negative thereof or given that the future results covered by such forward-looking statements will be achieved. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Prospero Minerals Corp. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Please refer to Prospero’s filings with the Securities and Exchange Commission for a summary of important factors that could affect Prospero’s forward-looking statements. Prospero undertakes no obligation to revise these statements following the date of this press release.

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Exhibit 99.3

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News Release

Contacts:
Investors: Mike McIntyre, Consolidated Concepts Inc., +1-718-701-4314
Media:  Ronald Trahan, Ronald Trahan Associates Inc., +1-508-359-4005, x108

Prospero Minerals Corp. announces name change for its subsidiary

NEW YORK, June 22, 2006—Prospero Minerals Corp. (OTC BB: PSPO) announced today that, effective May 23, 2006, it has changed the corporate name of its ‘Lobaye Gold SARL’ subsidiary to ‘Prospero Centrafrique SURL’ to harmonize its identity with its parent company.

Prospero’s President and CEO, Chris Roth, is General Manager of Prospero Centrafrique SURL, a mineral exploration company operating in the Republic of Central Africa.

Prospero Minerals Corp. (www.prospero-minerals.com) is focused on cost-effective exploration and development of mineral deposits—primarily gold and diamonds—in the Central African Republic.

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995 Certain statements contained herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Information contained herein contains “forward-looking statements” that can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “should,” “up to,” “approximately,” “likely,” or “anticipates” or the negative thereof or given that the future results covered by such forward-looking statements will be achieved. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Prospero Minerals Corp. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Please refer to Prospero’s filings with the Securities and Exchange Commission for a summary of important factors that could affect Prospero’s forward-looking statements. Prospero undertakes no obligation to revise these statements following the date of this press release.

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